UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2019

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
In connection with Quidel Corporation's participation at the 37th Annual J.P. Morgan Healthcare Conference to be held on Wednesday, January 9, 2019, the company is providing preliminary unaudited revenue results for its fourth quarter of 2018. Based on preliminary financial information, Quidel expects revenues in the fourth quarter of 2018 to be between $132 million and $133 million.

These preliminary results are based on management’s initial analysis of operations for the quarter ended December 31, 2018. The company expects to issue full financial results for the fourth quarter and fiscal year 2018 in February.

The Company issued a press release announcing its preliminary revenue results for the quarter ended December 31, 2018 on January 7, 2019. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Forward Looking Statements: The financial information set forth in this Form 8-K reflects the company’s current preliminary revenue estimates, is subject to the completion of its audit process, and is subject to change. The company’s full fourth quarter and year 2018 results could differ materially from the preliminary estimates provided in this Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

Item 7.01    Regulation FD Disclosure.
As referenced above, in connection with the company’s participation at the 37th Annual J.P. Morgan Healthcare Conference to be held on January 9, 2019, the company is reporting cumulative worldwide Sofia instrument placements of over 35,000 at customer sites as of December 31, 2018.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release, dated January 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019

QUIDEL CORPORATION

By:	/s/ Randall Steward
Name:	Randall J. Steward
Its:	Chief Financial Officer